UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2015

FIBROCELL SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of Principal Executive Office) (Zip Code)
(484) 713-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Fibrocell Science, Inc. (the “Company”) is using the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K in conjunction with its presentation at the Biotech Showcase 2015 Conference held on January 12, 2015 in San Francisco, California.  Such presentation has also been made available on the Company’s web site at www.fibrocellscience.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated January 12, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ Kimberly M. Smith
Kimberly M. Smith Interim Chief Financial Officer
Date: January 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated January 12, 2015